
ARI

American Railcar Industries, Inc.

INVESTOR PRESENTATION – FEBRUARY 2016
INVESTOR CONTACT: (636) 940-6000
WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: expected future trends relating to our industry and markets, our strategic objectives and long-term strategies, the potential impact of regulatory developments, anticipated customer demand for our products and services and the our ability to adapt to evolving demand, trends relating to our shipments, leasing, railcar services, operating margin, revenues, earnings and backlog, anticipated benefits from our employees' input, trends related to railcar shipments for direct sale versus lease, our projects to expand our manufacturing flexibility and repair capacity, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, anticipated benefits from expansion and diversification of our businesses, the mix of railcars, customers and commodities in our lease fleet, , anticipated production schedules for our products and the anticipated product schedules of our joint ventures, increases in efficiencies and flexibility related to future capacity, plans regarding future dividends, the our stock repurchase program, the anticipated performance and capital requirements of our joint ventures, our backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. The payment of future dividends, if any, and the amount thereof, will be at the discretion of ARI's board of directors and will depend upon the Company's operating results, strategic plans, capital requirements, financial condition, provisions of its borrowing arrangements, applicable law, and other factors the Company's board of directors considers relevant. Other potential risks and uncertainties include, among other things: the Company's prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; risks relating to the Company's compliance with, and the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail released on May 1, 2015; fluctuations in commodity prices, including oil and gas; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train adequate numbers of qualified personnel; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that we use in railcar manufacturing; the impact of any economic downturn, adverse market conditions or restriction in the credit markets; the ongoing benefits and risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact of repurchases pursuant to ARI's stock repurchase program on ARI's current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the risks, impact, and anticipated benefits associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of our new enterprise resource planning system; risks related to the Company's and its subsidiaries' indebtedness and compliance with covenants contained in the Company's and its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

A TRADITION OF INDUSTRY LEADERSHIP in our PEOPLE, PROCESSES and PRODUCTS

MOTIVATE Promoting the importance of safety & cooperation; we believe inspired individuals will advance development throughout the organization




CULTIVATE Supporting leadership by encouraging talent and teamwork, our progressive operations provide an environment for process improvement and individual growth




INNOVATE Raising expectations and supporting original ideas permits a collective momentum of modern and practical solutions




GENERATE Providing quality products and mutually beneficial services showcases our core competencies and reiterates our principal industry position




ARI – Successful and Sustainable Business Model


Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Key Railcar Markets –



TANKS - LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY*

- Product offerings include general service, pressurized, coiled, lined and insulated railcars that are capable of transporting:
    - Propane
    - Chemicals
    - Food Products
    - Ethanol
    - Crude Oil


AMFX
5200

HOPPERS - SECOND LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY*

- Product offerings include carbon steel or stainless steel railcars that are capable of transporting:
    - Plastic Pellets
    - Grain
    - Food Products
    - Cement
    - Sand
    - Specialty Chemical Products

* Railway Supply Institute, Inc ARCI 2015 – 4th Quarter Reporting Statistics (issued January 2016)

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR
St. Charles, MO

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Mounds, IL

Mini Repair Shop
Bayport, TX
Channelview, TX
Geismar, LA
Green River, WY
Manitou, ND
Pace, FL
Pasadena, TX
Point Comfort, TX
Tampa, CO



Strategically located across North America with more than 2,500 employees providing solutions for the railcar industry.

North American Fleet by Railcar Type

More than half of the North American fleet is Hopper and Tank Railcars


North American Fleet by Railcar Type
12%
1%
7%
24%
Tank Cars
14%
9%
Open-Top Hoppers
33%
Covered Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars





The total North American railcar fleet was approximately 1.6 million railcars as of 9/30/2015.

Source: Q4 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued December 2015)

Cyclical Industry Trends



New Freight Car Delivery Trends
(Amounts in the 000s)
100
90
80
70
60
50
40
30
20
10
-
61
58
50
76
75
56
34
18
32
46
69
75
63
60
22
17
47
59
53
67
82
61
54
52
54
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
Historical Average

Source: Q4 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued December 2015) and Railway Supply Institute, Inc. ARCI 2015 – 4th Quarter Reporting Statistics (issued January 2016)

Largest Demand in Railcar Industry – Tank & Hopper Railcars



Forecasted New Railcar Deliveries by Year and Railcar Type
(Amounts in the 000s)
40
35
30
25
20
15
10
5
-
2015 - 2019E
Tank Cars
2015 - 2019E
Covered Hoppers
2015 - 2019E
Open-top Hoppers
2015 - 2019E
Intermodal
2015 - 2019E
Gondolas
2015 - 2019E
Flat Cars
2015 - 2019E
Box Cars

Source: Q4 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued December 2015) and Railway Supply Institute, Inc. ARCI 2015 – 4th Quarter Reporting Statistics (issued January 2016)

Industry Trends



Covered Hopper Delivery Trends
(Amounts in the 000s)
35
30
25
20
15
10
5
-
2
4
6
15
19
20
17
6
6
20
21
11
20
30
22
19
18
20
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
Historical Average



Tank Railcar Delivery Trends
(Amounts in the 000s)
40
35
30
25
20
15
10
5
-
6
8
9
12
14
21
22
9
5
9
18
29
35
36
24
21
16
16
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
Historical Average

Source: Q4 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued December 2015) and Railway Supply Institute, Inc. ARCI 2015 – 4th Quarter Reporting Statistics (issued January 2016)

We have product offerings for open top hoppers and other specialty railcars in addition to our core business of covered hoppers and tanks.

Freight Railcar Market Overview

Industry Railcar Backlog as of 12/31/2015


28%
Tank Cars
7%
5%
4%
4%
1%
51%
Covered Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Intermodal
Box Cars

79% of the industry railcar backlog as of December 31, 2015 was for tank and covered hopper railcars

2015 Industry Railcar Deliveries


44%
Tank Cars
< 1%
7%
6%
4%
2%
36%
Covered
Hoppers

80% of railcars delivered by the industry as a whole in the 12 months ended December 31, 2015 were tank and covered hopper railcars

Source: Railway Supply Institute, Inc. ARCI 2015 – 4th Quarter Reporting Statistics (issued January 2016)

Our Company's main focus is in the two largest segments of the railcar industry: tank and hopper railcars.

Tank Car Regulatory Changes

Regulations Affect:	ARI's Strategy:
Tank railcar design and construction standards	Design and production of new crude oil, ethanol and other railcars carrying highly flammable commodities to meet regulatory changes
New railcar production rates and orders from customers	Flexibility and ability to efficiently manufacture different high quality tank railcar types to meet customer demands
Retrofit and maintenance work to existing railcars	Expansion of railcar repair network to further capitalize upon retrofit and maintenance work

ARI's strategically located manufacturing and railcar services facilities are equipped and ready to respond to the tank car regulations.

ARI's Railcar Backlog



14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Total Railcar Backlog
4,240
550
1,050
6,530
7,060
8,560
11,732
7,936

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	September 2015
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	821
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	7,115

Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible manufacturing facilities allow us to further diversify our business
- Vertical integration from joint ventures and component manufacturing
- Labor efficient facilities driven by lean initiatives and an interchangeable workforce
- Experienced core group of employees
- Ability to adapt to evolving customer demands



Revenue
Operating Margin % ^
(millions)
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

Manufacturing Locations


Paragould


Kennett


Jackson


Marmaduke

Flexible Manufacturing Plants

- Strategic Locations Near Customers and Major Rail Lines

- Flexible and Vertically Integrated Facilities
  - Produce multiple railcar types with minimal change-over time
  - Paint & lining capabilities
  - Rolling mill and fabrication plants
  - Non-union workforce at railcar manufacturing plants
  - Ability to change manpower to control cost

- Railcar and Industrial Components
  - Wheel and axle assembly plant
  - Tank head press plant
  - Component manufacturing facilities with extensive product lines

- Axle Manufacturing Joint Venture (Axis, LLC)

- Castings Joint Venture (Ohio Castings, LLC)



ARI Component Manufacturing

- Integrated manufacturing strengthens supply line stability, controls product quality and reduces production costs
- Products include components for railroad and industrial customers such as valves, discharge outlets, manway covers, hatch covers and valve body castings
- ARI has strategic sourcing arrangements through its joint ventures











Supporting our customers' railcars over the life of the asset by providing key repair components.

Joint Venture – Axis, LLC

- Axle Manufacturing Joint Venture
- Produces Axles for use Worldwide
- ARI owns 42%
- Highly Automated Facility
- Strategically Located next to ARI's Railcar Manufacturing Facility in Paragould, AR helps to
  - Minimize Freight Costs
  - Maximize Supply Chain Efficiencies





Joint Venture – Ohio Castings, LLC







- Castings Manufacturer Joint Venture
- Produces Sideframes & Bolsters
- Capable of Producing Other Railcar Components
- ARI owns 33%
- Located in Alliance, OH

Railcar Leasing Segment

Diversifying our business with revenue streams generated over the life of the railcar

- Growing lease fleet with a broad mix of customers and commodities
- Relatively young lease fleet with low maintenance expense
- Continue to support leasing business with significant debt facilities:
  - $625.5 million received in January 2015
  - Capacity of $200.0 million secured in December 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)^
- Unencumbered leased railcars available to borrow against



Revenue
Lease Fleet
(millions)
$35
$30
$25
$20
$15
$10
$5
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15

^ Consistent with financings of this type, we expect that any such financing would not provide us with funds equal to the full market value of these railcars.

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

TRADITIONAL REPAIR AND MINI/MOBILE SERVICES

- Capital expansions at current repair facilities and tank railcar manufacturing facility to increase capacity for traditional railcar repair work including:
  - Railcar qualifications
  - Light/heavy railcar repairs
  - Exterior and interior coatings
  - Cleaning
  - Railcar inspections
  - Valve replacement and testing
  - Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Dedicated capital spending to expand retrofit capabilities along with traditional repair services at tank railcar manufacturing facility
- Repair Services Agreement with ACF for additional retrofit and repair capacity



Revenue
Operating Margin %
(millions)
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

Full Service Repair Shops


Bude


Brookhaven

Full Service Repair Shops
(continued)


Goodrich


Tennille


North Kansas City


Sarnia


Longview

Supporting the Growth of Demand for Repair Work


CAPY 17387 GAL
CAPY 65 741 L

Tank Railcar Manufacturing Facility

- Expansion project expected to be completed in Q1 2016 to:
  - Add capacity to retrofit up to 1,000 tank railcars per year
  - Add flexibility for manufacturing new tank railcars
  - Increase capacity for traditional repair work

Repair Expansions

- Three expansion projects at existing repair plants completed during 2015
- Increased mobile repair network to 13 locations in 2015
- Additional projects planned for 2016

Repair Services Agreement with ACF Industries, LLC (ACF)

- ARI receives a share of net profits on all repair and retrofit work at ACF's plant in Milton, Pennsylvania

We continue to evaluate future expansion projects and grow our mobile/mini repair shop network based on growing demand of tank qualifications, paint and lining, and other traditional repair requirements and needs.

Growth and Cost Reduction Initiatives

Major Historical Projects

- Tank Railcar Expansion
- Wheel & Axle Assembly
- Tank Head Press
- Axle and Castings Joint Ventures
- Repair Plant Expansions
- Brookhaven, MS Repair Plant
- Lease Fleet Growth to Over 10,000 Railcars

Future Growth

- Repair Expansions
- Manufacturing Plant Flexibility
- Continued Strategic Growth in Railcar Lease Fleet
- Mobile Repair Locations
- Evaluate additional railcar types


Q3 2015 TTM Record
Adj. EBITDA*
$255.7 million
2008 Record
Adj. EBITDA*
$78.8 million

We continue to benefit from our expertise in producing a variety of high quality tank railcars and specialty covered hopper railcars at our flexible, efficient and vertically integrated facilities.

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A

Objectives and Long-Term Strategies

We are focused on meeting the demands of the industry by offering new solutions involving designs, innovative thinking, and efficient production.

Integrated Manufacturing

- Maximize production levels
- Adapt to the evolving demands of the industry
  - Respond to tank railcar regulations with new railcars and retrofits
- Recruit, hire, and train quality employees
- Preserve reputation as a high quality, specialized hopper railcar provider
- Improve operating margins
  - Continue to efficiently manufacture quality products to our customers' unique specifications
  - Further expand upon opportunities to improve efficiencies through process improvements
  - Drive costs down through the use of internally sourced components and supply chain initiatives

Objectives and Long-Term Strategies
(continued)

We remain committed to further expanding and diversifying our business model through railcar leasing and railcar services.

Railcar Leasing

- Continue to add railcars to our domestic fleet
  - Backlog (as of September 30, 2015) included 821 railcars to be manufactured for lease
- Target a balanced mix of railcar types, strong lease rates, and key customers
- Further growth expected to be financed by leveraging lease railcars

Railcar Services

- Continue to diversify revenues through railcar repair services
- Further expand railcar repair capabilities with repair plant expansions and tank railcar manufacturing facility expansion that will expand retrofit capabilities along with traditional repair services
- Pursue new geographic opportunities

Strong Financial Profile

- Positive financial returns resulting from ARI's participation in the largest railcar markets: tank and hopper railcars
- Healthy railcar backlog, including railcars for lease
- Strong balance sheet with increased financing capacity to support operations and future lease fleet growth
- Quarterly dividend payouts of $0.40 per share
- Stock Repurchase Program of up to $250 million with purchases of $57.4 million through November 2, 2015^
- Revolving loan capacity of up to $200 million with an optional incremental borrowing provision of $100 million *



^ As previously disclosed in our third quarter 2015 10-Q.
* As previously disclosed in our 8-K dated December 15, 2015.

Our Financial History

Consolidated Revenue ($ mil) ^



$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$779.0
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($ mil) *



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$78.8
$40.0
$4.5
$50.5
$149.5
$181.1
$209.0
$255.7
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($ mil)



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$32.8
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

Lease Railcar CAPEX ($ mil)



$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$337.4
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

Quarterly Financial Comparison

Consolidated Revenue ($ mil) ^



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$182.1
$237.5
$162.8
$150.5
$263.8
$192.0
$172.7
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($ mil) *



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$47.6
$60.2
$48.6
$52.6
$72.0
$68.5
$62.6
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($ mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.6
$3.9
$6.2
$6.4
$5.0
$10.4
$11.1
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Lease Railcar CAPEX ($ mil)



$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$43.9
$42.6
$98.5
$122.7
$48.1
$84.5
$82.1
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	Q3 2015 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 120,025
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	76,375
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	18,335
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,304)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	42,974
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 256,211
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-
Expense (income) related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	(1,791)
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,453	$ 149,529	$ 181,099	$ 209,012	$ 255,740

Quarterly Reconciliation	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net earnings	$ 20,770	$ 32,216	$ 23,824	$ 22,723	$ 34,976	$ 32,969	$ 29,357
Income tax expense	12,214	18,772	14,280	19,808	20,541	19,297	16,729
Interest expense	1,672	1,843	1,849	2,258	4,738	5,694	5,645
Loss on debt extinguishment	1,896	-	-	-	2,126	-	-
Interest income	(641)	(619)	(608)	(649)	(563)	(550)	(542)
Depreciation	7,683	7,989	8,751	9,789	10,061	10,910	12,214
EBITDA	$ 43,594	$ 60,201	$ 48,096	$ 52,609	$ 71,879	$ 68,320	$ 63,403
Expense (Income) related to stock appreciation rights	4,006	(34)	540	(1,320)	107	184	(762)
Adjusted EBITDA	$ 47,600	$ 60,167	$ 48,636	$ 52,609	$ 71,986	$ 68,504	$ 62,641

Exhibit A – EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership


people


processes


products